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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 1, 2006

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               0-32259                             94-3267295
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       (Commission File Number)         (IRS Employer Identification No.)

     881 Martin Avenue, Santa Clara, California             95050
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      (Address of Principal Executive Offices)            (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On February 1, 2006, Align Technology, Inc. ("Align") entered into a settlement agreement (the "Settlement Agreement") with Ormco Corporation ("Ormco") and Allesee Orthodontic Appliances, Inc. ("AOA"). Pursuant to the Settlement Agreement, the issues of past damages, willfulness and attorneys' fees for Ormco's and AOA's adjudged infringement of Align's U.S. Patent Nos. 6,398,548 and 6,554,611 (the "Align Patents") through the manufacture and sale by Ormco and AOA of its Red, White & Blue appliances has been settled. The Settlement Agreement does not affect (1) Ormco and AOA's currently pending appeal of the permanent injunction preventing Ormco and AOA from selling the infringing Red, White & Blue system; (2) any appeal by Ormco of the decisions and orders by the United States District Court relating to Ormco's patents; or
(3) any appeal by Align of the orders of the United States District Court relating to Align's patents. See Align's Form 10-Q for the quarter ended September 31, 2005 filed with the Securities and Exchange Commission on November 4, 2005 for a summary of the Ormco/AOA litigation.

         In accordance with the terms of the Settlement Agreement, Ormco and AOA will pay Align $884,000 (the "Settlement Amount") to resolve the issues of past damages, willfulness and attorneys' fees for the adjudged infringement of the Align Patents through the manufacture and sale by Ormco and AOA of its Red, White & Blue appliances. The Settlement Amount will be paid into escrow pending the completion of the appeals process. Align's receipt of the payments out of escrow is contingent upon the Court, in a final, non-appealable judgment, finding that Ormco or AOA infringes at least one of the claims in the Align Patents. If, however, the Court issues a final, non-appealable judgment of non-infringment, invalidity or unenforceability with respect to each asserted claim of the Align Patents, all funds in the escrow account will be returned to Ormco and AOA.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 07, 2006        ALIGN TECHNOLOGY, INC.


                                By: /s/ Roger E. George
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                                    Roger E. George
                                    Vice President, Legal and Corporate Affairs,
                                    General Counsel and Corporate Secretary